UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
____________________

Date of report (Date of earliest event reported): May 17, 2010

U.S. DRY CLEANING SERVICES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-23305 (Commission File Number)	77-0357037 (IRS Employer Identification No.)

4040 MacArthur Blvd., Suite 305
Newport Beach, CA 92660
(Address of Principal Executive Offices) (Zip Code)

(949) 863-9669
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on March 4, 2010, U.S. Dry Cleaning Services Corporation (d/b/a U.S. Dry Cleaning Corporation) (the “Company”) and seven of its affiliates  (collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Central District of California in Santa Ana, California (the “Bankruptcy Court”). The Debtors continue to manage and operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

On May 17, 2010, Tim Denari, who served as the Debtors’ Chief Financial Officer, was terminated.  Mr. Denari remained with the Debtors as a consultant on an as-needed basis.  Following Mr. Denari’s departure, Brian Weiss was appointed Chief Restructuring Officer (“CRO”) pursuant to a stipulation approved by court order entered on July 23, 2010.  Mr. Weiss was replaced as CRO by Charles T. Moffitt.

Charles T. Moffitt is currently the Debtors’ CRO.  He was appointed CRO pursuant to a stipulation executed on August 17, 2010 and approved by the Bankruptcy Court on August 27, 2010.  Mr. Moffitt is 67.  He founded and is currently a managing partner at C.T. Moffitt & Company (“CTMC”), the Debtors’ court-approved financial advisor.  Since 1985, Mr. Moffitt has been an officer and/or financial consultant in over 20 Chapter 11 bankruptcy cases.  He has been appointed CEO or interim CEO in three cases and CFO or CRO for numerous companies.  Mr. Moffitt has a BA in Political Science and Economics from UCLA and an MA in Political Science and Economics from the University of Washington.

During the pendency of the Debtors’ bankruptcy cases, CTMC, the Debtors’ financial advisor of which Mr. Moffitt is a principal, will also be compensated on an hourly basis for its work on behalf of the Debtors’ pursuant to the terms of the Bankruptcy Court order approving their employment.

Item 8.01  Other Events.

On December 23, 2010, the Debtors filed with the U.S. Securities and Exchange Commission (“SEC”) copies of their monthly operating reports for August, September, and October 2010 which were originally filed with the Bankruptcy Court.  Copies of such monthly operating reports are attached as Exhibits 99.1 to 99.21.

Limitation on Incorporation by Reference

The monthly operating reports shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or other documents filed with the SEC shall not incorporate the monthly operating reports or any other information set forth therein by reference, except as otherwise expressly stated in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the monthly operating reports.

Cautionary Statement Regarding Financial and Operating Data

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the monthly operating reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Registrant. The monthly operating reports have been prepared solely for the purpose of complying with the monthly reporting requirements of, and is in a format acceptable to, the Bankruptcy Court and the Office of the United States Trustee. The monthly operating reports are limited in scope and only cover a limited time period.

The monthly operating reports were not audited or reviewed by independent accountants and were not prepared in accordance with accounting principles generally accepted in the United States of America.  There can be no assurance that, from the perspective of an investor or a potential investor in the Company’s securities, the monthly operating reports are complete. The monthly operating reports may be subject to future adjustment and reconciliation. The monthly operating reports also contain information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. The information set forth in the monthly operating reports should not be viewed as indicative of future results.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and its exhibits may contain forward-looking statements that are subject to certain risks and uncertainties that could cause the Company’s plans or actual results to differ materially from those projected, including the Company’s being unsuccessful in securing financing or engaging in another transaction in bankruptcy, the Company’s not obtaining court approval of its motions in the Chapter 11 proceeding, the Company’s ability to develop, pursue, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases, the Company’s ability to retain and compensate key executives and other key employees, the Company’s ability to maintain relationships with its vendors and suppliers, the inability to access capital and funding on favorable terms, and a variety of other risks set forth from time to time in the Company’s filings with the Securities and Exchange Commission, including but not limited to the risks attendant to the forward-looking statements included under Item 1A, “Risk Factors” in the Company’s Form 10-KSB for the year ended September 30, 2007 and the Company’s Form 10-QSB for the quarter ended June 30, 2008. The cautionary statements provided above are being made pursuant to and with the intention of obtaining the benefits of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 to the extent available to the Company for any such forward-looking statements. Except in special circumstances in which a duty to update arises under law when prior disclosure becomes materially misleading in light of subsequent events, the Company does not intend to update any of these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1
Monthly Operating Report of Enivel, Inc. for the Period from August 1, 2010 to August 31, 2010 filed with the United States Bankruptcy Court for the Central District of California, Santa Ana Division (the “Bankruptcy Court”) on September 24, 2010.

99.2
Monthly Operating Report of Cleaners Club Acquisition Sub, Inc. for the Period from August 1, 2010 to August 31, 2010 for the Period from August 1, 2010 to August 31, 2010 filed with the Bankruptcy Court on October 2, 2010.

99.3
Monthly Operating Report of Steam Press Holdings, Inc. for the Period from August 1, 2010 to August 31, 2010 for the Period from August 1, 2010 to August 31, 2010 filed with the Bankruptcy Court on September 24, 2010.

99.4
Monthly Operating Report of U.S. Dry Cleaning Services Corporation dba U. S. Dry Cleaning Corporation for the Period from August 1, 2010 to August 31, 2010 filed with the Bankruptcy Court on September 22, 2010.

99.5	Monthly Operating Report of USDC Fresno, Inc. and USDC Fresno 2, Inc., for the Period from August 1, 2010 to August 31, 2010 filed with the Bankruptcy Court on September 27, 2010.
99.6	Monthly Operating Report of USDC Portsmouth, Inc. for the Period from August 1, 2010 to August 31, 2010 filed with the Bankruptcy Court on October 2, 2010.
99.7	Monthly Operating Report of USDC Tuchman Indiana, Inc. for the Period from August 1, 2010 to August 31, 2010 filed with the Bankruptcy Court on October 2, 2010.
99.8	Monthly Operating Report of Enivel, Inc. for the Period from September 1, 2010 to September 30, 2010 filed with the Bankruptcy Court on October 22, 2010.
99.9	Monthly Operating Report of Cleaners Club Acquisition Sub, Inc. for the Period from September 1, 2010 to September 30, 2010 filed with the Bankruptcy Court on October 22, 2010.
99.10
Monthly Operating Report of Steam Press Holdings, Inc. for the Period from September 1, 2010 to September 30, 2010 for the Period from September 1, 2010 to September 30, 2010 filed with the Bankruptcy Court on October 22, 2010.

99.11
Monthly Operating Report of U.S. Dry Cleaning Services Corporation dba U. S. Dry Cleaning Corporation for the Period from September 1, 2010 to September 30, 2010 filed with the Bankruptcy Court on October 22, 2010.

99.12	Monthly Operating Report of USDC Fresno, Inc. and USDC Fresno 2, Inc., for the Period from September 1, 2010 to September 30, 2010 filed with the Bankruptcy Court on October 22, 2010.
99.13	Monthly Operating Report of USDC Portsmouth, Inc. for the Period from September 1, 2010 to September 30, 2010 filed with the Bankruptcy Court on October 22, 2010.
99.14	Monthly Operating Report of USDC Tuchman Indiana, Inc. for the Period from September 1, 2010 to September 30, 2010 filed with the Bankruptcy Court on October 22, 2010.
99.15	Monthly Operating Report of Enivel, Inc. for the Period from October 1, 2010 to October 31, 2010 filed with the Bankruptcy Court on November 29, 2010.
99.16	Monthly Operating Report of Cleaners Club Acquisition Sub, Inc. for the Period from October 1, 2010 to October 31, 2010 filed with the Bankruptcy Court on November 29, 2010.
99.17	Monthly Operating Report of Steam Press Holdings, Inc. for the Period from October 1, 2010 to October 31, 2010 filed with the Bankruptcy Court on November 24, 2010.
99.18
Monthly Operating Report of U.S. Dry Cleaning Services Corporation dba U. S. Dry Cleaning Corporation for the Period from October 1, 2010 to October 31, 2010 filed with the Bankruptcy Court on November 24, 2010.

99.19	Monthly Operating Report of USDC Fresno, Inc. and USDC Fresno 2, Inc., for the Period from October 1, 2010 to October 31, 2010 filed with the Bankruptcy Court on November 24, 2010.
99.20	Monthly Operating Report of USDC Portsmouth, Inc. for the Period from October 1, 2010 to October 31, 2010 filed with the Bankruptcy Court on November 24, 2010.
99.21	Monthly Operating Report of USDC Tuchman Indiana, Inc. for the Period from October 1, 2010 to October 31, 2010 filed with the Bankruptcy Court on November 24, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. DRY CLEANING SERVICES CORPORATION
(Company)

By:	/s/ Robert Y. Lee
Name: Robert Y. Lee
Title: Chief Executive Officer

Date: December 23, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Monthly Operating Report of Enivel, Inc. for the Period from August 1, 2010 to August 31, 2010 filed with the Bankruptcy Court on September 24, 2010.
99.2
Monthly Operating Report of Cleaners Club Acquisition Sub, Inc. for the Period from August 1, 2010 to August 31, 2010 for the Period from August 1, 2010 to August 31, 2010 filed with the Bankruptcy Court on October 2, 2010.

99.3
Monthly Operating Report of Steam Press Holdings, Inc. for the Period from August 1, 2010 to August 31, 2010 for the Period from August 1, 2010 to August 31, 2010 filed with the Bankruptcy Court on September 24, 2010.

99.4
Monthly Operating Report of U.S. Dry Cleaning Services Corporation dba U. S. Dry Cleaning Corporation for the Period from August 1, 2010 to August 31, 2010 filed with the Bankruptcy Court on September 22, 2010.

99.5	Monthly Operating Report of USDC Fresno, Inc. and USDC Fresno 2, Inc., for the Period from August 1, 2010 to August 31, 2010 filed with the Bankruptcy Court on September 27, 2010.
99.6	Monthly Operating Report of USDC Portsmouth, Inc. for the Period from August 1, 2010 to August 31, 2010 filed with the Bankruptcy Court on October 2, 2010.
99.7	Monthly Operating Report of USDC Tuchman Indiana, Inc. for the Period from August 1, 2010 to August 31, 2010 filed with the Bankruptcy Court on October 2, 2010.
99.8	Monthly Operating Report of Enivel, Inc. for the Period from September 1, 2010 to September 30, 2010 filed with the Bankruptcy Court on October 22, 2010.
99.9	Monthly Operating Report of Cleaners Club Acquisition Sub, Inc. for the Period from September 1, 2010 to September 30, 2010 filed with the Bankruptcy Court on October 22, 2010.
99.10
Monthly Operating Report of Steam Press Holdings, Inc. for the Period from September 1, 2010 to September 30, 2010 for the Period from September 1, 2010 to September 30, 2010 filed with the Bankruptcy Court on October 22, 2010.

99.11
Monthly Operating Report of U.S. Dry Cleaning Services Corporation dba U. S. Dry Cleaning Corporation for the Period from September 1, 2010 to September 30, 2010 filed with the Bankruptcy Court on October 22, 2010.

99.12	Monthly Operating Report of USDC Fresno, Inc. and USDC Fresno 2, Inc., for the Period from September 1, 2010 to September 30, 2010 filed with the Bankruptcy Court on October 22, 2010.
99.13	Monthly Operating Report of USDC Portsmouth, Inc. for the Period from September 1, 2010 to September 30, 2010 filed with the Bankruptcy Court on October 22, 2010.
99.14	Monthly Operating Report of USDC Tuchman Indiana, Inc. for the Period from September 1, 2010 to September 30, 2010 filed with the Bankruptcy Court on October 22, 2010.
99.15	Monthly Operating Report of Enivel, Inc. for the Period from October 1, 2010 to October 31, 2010 filed with the Bankruptcy Court on November 29, 2010.
99.16	Monthly Operating Report of Cleaners Club Acquisition Sub, Inc. for the Period from October 1, 2010 to October 31, 2010 filed with the Bankruptcy Court on November 29, 2010.
99.17	Monthly Operating Report of Steam Press Holdings, Inc. for the Period from October 1, 2010 to October 31, 2010 filed with the Bankruptcy Court on November 24, 2010.

99.18
Monthly Operating Report of U.S. Dry Cleaning Services Corporation dba U. S. Dry Cleaning Corporation for the Period from October 1, 2010 to October 31, 2010 filed with the Bankruptcy Court on November 24, 2010.

99.19	Monthly Operating Report of USDC Fresno, Inc. and USDC Fresno 2, Inc., for the Period from October 1, 2010 to October 31, 2010 filed with the Bankruptcy Court on November 24, 2010.
99.20	Monthly Operating Report of USDC Portsmouth, Inc. for the Period from October 1, 2010 to October 31, 2010 filed with the Bankruptcy Court on November 24, 2010.
99.21	Monthly Operating Report of USDC Tuchman Indiana, Inc. for the Period from October 1, 2010 to October 31, 2010 filed with the Bankruptcy Court on November 24, 2010.